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                                                                    EXHIBIT 99.4

                    QUARTERLY SEGMENT FINANCIAL INFORMATION
                             (DOLLARS IN THOUSANDS)
                                  (UNAUDITED)

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
                                                          1ST QTR         2ND QTR         3RD QTR         4TH QTR        TOTAL YR
                                                        -----------     -----------     -----------     -----------     -----------
2002
NET SALES:
    Engineered Carriers and Paper                       $   271,888     $   311,231     $   309,718     $   313,517     $ 1,206,354
    Consumer Packaging                                      244,736         259,758         263,781         272,381       1,040,656
    Packaging Services                                       44,364          43,734          46,932          49,518         184,548
    All Other Sonoco                                         69,095          69,902          66,367          64,497         269,861
                                                        -----------     -----------     -----------     -----------     -----------
    CONSOLIDATED                                        $   630,083     $   684,625     $   686,798     $   699,913     $ 2,701,419
                                                        ===========     ===========     ===========     ===========     ===========

INCOME BEFORE INCOME TAXES:
    Engineered Carriers and Paper - Operating Profit    $    29,202     $    36,941     $    30,740     $    30,962     $   127,845
    Consumer Packaging - Operating Profit                    22,731          22,638          21,077          20,335          86,781
    Packaging Services - Operating Profit                     1,513           1,495           1,607           1,608           6,223
    All Other Sonoco - Operating Profit                       7,618           5,804           6,240           5,554          25,216
    Restructuring Charges                                    (1,439)            300          (6,327)         (2,943)        (10,409)
    Interest, Net                                           (13,080)        (12,896)        (13,655)        (12,919)        (52,550)
                                                        -----------     -----------     -----------     -----------     -----------
    CONSOLIDATED                                        $    46,545     $    54,282     $    39,682     $    42,597     $   183,106
                                                        ===========     ===========     ===========     ===========     ===========

2003
NET SALES:
    Engineered Carriers and Paper                       $   293,849     $   318,021     $   315,244     $   332,718     $ 1,259,832
    Consumer Packaging                                      252,368         254,216         258,619         279,179       1,044,382
    Packaging Services                                       45,331          44,965          47,543          46,781         184,620
    All Other Sonoco                                         64,932          67,365          65,909          71,286         269,492
                                                        -----------     -----------     -----------     -----------     -----------
    CONSOLIDATED                                        $   656,480     $   684,567     $   687,315     $   729,964     $ 2,758,326
                                                        ===========     ===========     ===========     ===========     ===========

INCOME BEFORE INCOME TAXES:
    Engineered Carriers and Paper - Operating Profit    $    25,126     $    26,815     $    24,904     $    26,093     $   102,938
    Consumer Packaging - Operating Profit                    21,346          20,939          17,929          18,519          78,733
    Packaging Services - Operating Profit                     2,201           1,596           2,429           1,709           7,935
    All Other Sonoco - Operating Profit                       4,857           6,113           3,544           4,481          18,995
    Restructuring Charges                                    (1,137)         (7,828)        (24,171)        (16,921)        (50,057)
    Interest, Net                                           (12,283)        (13,470)        (12,511)        (11,947)        (50,211)
                                                        -----------     -----------     -----------     -----------     -----------
    CONSOLIDATED                                        $    40,110     $    34,165     $    12,124     $    21,934     $   108,333
                                                        ===========     ===========     ===========     ===========     ===========

2004
NET SALES:
    Engineered Carriers and Paper                       $   313,488     $   342,392                                     $   655,880
    Consumer Packaging                                      256,405         272,744                                         529,149
    Packaging Services                                       53,073          70,303                                         123,376
    All Other Sonoco                                         72,450          78,463                                         150,913
                                                        -----------     -----------                                     -----------
    CONSOLIDATED                                        $   695,416     $   763,902                                     $ 1,459,318
                                                        ===========     ===========                                     ===========

INCOME BEFORE INCOME TAXES:
    Engineered Carriers and Paper - Operating Profit    $    20,747     $    34,952                                     $    55,699
    Consumer Packaging - Operating Profit                    17,853          17,743                                          35,596
    Packaging Services - Operating Profit                     5,486           4,932                                          10,418
    All Other Sonoco - Operating Profit                       7,001           8,553                                          15,554
    Restructuring Charges                                    (1,328)         (5,768)                                         (7,096)
    Interest, Net                                            (8,748)        (10,322)                                        (19,070)
                                                        -----------     -----------                                     -----------
    CONSOLIDATED                                        $    41,011     $    50,090                                     $    91,101
                                                        ===========     ===========                                     ===========
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